Other current assets	12 Months Ended
Dec. 31, 2021
Other current assets
Other current assets
17 Other current assets

Other current assets are initially recognised at fair value, which is generally equal to the transaction price.

€ millions	2021	2020
Prepaid expenses	111	64
Deposits	4	7
Other	44	29
Closing balance	159	100

Prepaid expenses include €59 million related to prepaid marketing and technology expenses (2020: €25 million), €14 million related to prepaid insurance, €7 million related to sponsorship agreements (2020: €18 million) and €2 million related to prepaid merchandise and ordering devices (2020: €10 million).

Other current assets include €35 million worth of short-term investments (2020: €22 million of listing-related costs which were accounted for through equity upon completion of the Grubhub Acquisition).